Motley Fool Mid-Cap Growth ETF

A series of The RBB Fund, Inc.

Cboe BZX: TMFM

SUMMARY PROSPECTUS

December 31, 2023

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”), reports to shareholders and information about the Fund at https://www.fooletfs.com/resources.html. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to prospectus@foolfunds.com. The Fund’s Prospectus, dated December 31, 2023, and the Fund’s SAI, dated December 31, 2023, each as may be amended from time to time, are incorporated by reference into this Summary Prospectus.

Motley Fool Mid-Cap Growth ETF

Summary Section

Investment Objective

The investment objective of the Motley Fool Mid-Cap Growth ETF (the “Mid-Cap Growth Fund”) is to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Mid-Cap Growth Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.85%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.85%

Example

This Example is intended to help you compare the cost of investing in the Mid-Cap Growth Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Mid-Cap Growth Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Mid-Cap Growth Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover

The Mid-Cap Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Mid-Cap Growth Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Mid-Cap Growth Fund’s performance. For the fiscal year ended August 31, 2023, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

The Mid-Cap Growth Fund is an actively-managed exchange-traded fund (“ETF”) and pursues its investment objective by using a quality growth investing style. The Mid-Cap Growth Fund invests in a focused portfolio of the common stocks of high-quality companies domiciled in the United States that are engaged in a broad range of industries.

Under normal market conditions, the Mid-Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued by United States companies having mid-market capitalizations. For this purpose, Motley Fool Asset Management, LLC (the “Adviser”) currently defines mid-market capitalization companies as having similar market capitalizations to the companies in the Russell Midcap® Growth Total Return Index, which is used for the purpose of determining range and not for targeting portfolio management. As of October 31, 2023, the average dollar-weighted market cap of the Russell Midcap Growth Total Return Index was approximately $23.8 billion. The median market cap was approximately $10.0 billion and the largest stock included in the index had a market cap of approximately $51.6 billion. Under normal circumstances, the Mid-Cap Growth Fund seeks to stay fully invested and does not attempt to time the market.

In identifying investments for the Mid-Cap Growth Fund, the Adviser looks for securities of companies that have high quality businesses with strong market positions, manageable leverage, robust streams of free cash flow, and trade at attractive prices. In managing the Mid-Cap Growth Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Mid-Cap Growth Fund’s allocations to maintain a diversified mix of investments that the Adviser believes offer the best overall potential for long-term growth of capital. The Mid-Cap Growth Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

The Mid-Cap Growth Fund prefers to invest in high-quality businesses when possible. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and trajectory. The Adviser’s approach employs a long-term mindset and a balance of qualitative and quantitative factors.

Management, Culture, and Incentives.

The Adviser believes that management is a key element to long-term success at most businesses. Among the factors the Adviser considers are: manager and board of director fit, the clarity of vision and strategies, main-line culture and turnover, ownership in the business, the sensibility of incentives, capital allocation choices and results, external transparency and candor, and overall treatment of stakeholders.

Economics of the Business.

The Adviser believes that the economic performance of a business is a signal for quality. The Adviser’s process looks at the company’s long-term return on capital, the scalability of its business model, relative and absolute margins, business and product cyclicality, and other key performance indicators to gain insight into its potential for future performance.

Competitive Advantage.

The Adviser seeks companies that offer certain characteristics that allow them to generate and sustain outsized returns on capital on an absolute basis as well as in comparison to their peers. Competitive advantages may include pricing power, geographic barriers to entry, network effects, regulatory barriers to entry and superior brands, among others. The Adviser also assesses the strength of the supporting capabilities each company possesses that reinforce these advantages to result in unique positioning.

Trajectory.

Companies often display superior economics over the short term due to favorable product cycles, customer preference, temporary or tactical advantages or other reasons. As the Adviser’s desire is to own companies in the Mid-Cap Growth Fund that can be kept in the portfolio for many years, a core part of the Adviser’s process is to consider what the company might look like over a period of ten or more years. The Adviser considers whether the company seems likely to grow, to increase profitability through additional products or other offerings, and if it has optionality and the financial capacity that may make it a larger, stronger business in the future than it might be today.

The Mid-Cap Growth Fund’s investment portfolio is focused, generally composed of at least 30 investment positions, with the 10 largest positions representing not more than 60% of the Mid-Cap Growth Fund’s net assets. To limit the risks associated with highly concentrated holdings, the Mid-Cap Growth Fund generally does not invest more than 5% of its net assets in securities of any one issuer at the time of purchase. If a portfolio holding grows to be greater than 5% of the Mid-Cap Growth Fund’s net assets the Adviser may not add additional capital to the position. However, the Adviser may maintain an allocation above 5% indefinitely, provided it continues to meet the Adviser’s investment criteria.

While investing in a particular sector is not a principal investment strategy of the Mid-Cap Growth Fund, its portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. Currently, the Mid-Cap Growth Fund is significantly invested in the industrials sector, consumer discretionary sector, health care sector, and information technology sector, which means it will be more affected by the performance of such sectors than a fund that is not so significantly invested. The Fund may also seek to increase its income by lending portfolio securities.

The Mid-Cap Growth Fund has elected to be, and intends to continue to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Mid-Cap Growth Fund’s investments may decrease, which will cause the value of the Mid-Cap Growth Fund’s Shares to decrease. As a result, you may lose money on your investment in the Mid-Cap Growth Fund, and there can be no assurance that the Mid-Cap Growth Fund will achieve its investment objective. Each risk summarized below is considered a “principal risk” of investing in the Mid-Cap Growth Fund, regardless of the order in which it appears. The following are the principal risks that could affect the value of your investment:

●	Active Management Risk. The Mid-Cap Growth Fund is subject to management risk as an actively-managed investment portfolio. The Adviser’s investment approach may fail to produce the intended results.

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Company and Market Risk. The common stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer-than-expected earnings or management decisions, changes in the industry in which the company is engaged, or a reduction in the demand for a company’s products or services). A variety of factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets may adversely affect securities markets generally, which could adversely affect the value of the Mid-Cap Growth Fund’s investments in common stocks. In addition, the rights of holders of common stock are subordinate to the rights of preferred shares and debt holders.

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Investment Style Risk. The Mid-Cap Growth Fund pursues a quality growth style of investing. Quality growth investing focuses on companies that appear attractively priced in light of factors such as the quality of management, sustainability of competitive advantage, or growth potential of cash flow. If the Adviser’s assessment of a company’s quality or intrinsic value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Mid-Cap Growth Fund could suffer losses or produce poor performance relative to other funds. In addition, the stocks of quality companies can continue to be undervalued by the market for long periods of time. As a consequence of our investing style we expect the Mid-Cap Growth Fund will underperform the market and its peers over short time frames.

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Sector Risk. To the extent the Mid-Cap Growth Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

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Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and global economy, interest rates, competition, and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

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Financial Sector Risk. The operations and business of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

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Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by regulatory changes. Other risk factors include rising costs of medical products and services, pricing pressure and limited product lines, loss or impairment of intellectual property rights and litigation regarding product or service liability.

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Industrials Sector Risk. Companies in the industrials sector could be affected by, among other things, government regulation, world events and economic conditions, insurance costs, and labor relations issues.

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Information Technology Sector Risk. In addition to market or economic factors, companies in the information technology sector and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.

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Mid-Capitalization Companies Risk. The Mid-Cap Growth Fund invests in securities of mid-capitalization companies. Investments in securities of these companies may involve greater risks than do investments in larger, more established companies. The prices of securities of mid-cap companies tend to be more vulnerable to adverse developments specific to a company or its industry, or the securities markets generally, than are securities of larger capitalization companies.

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Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Mid-Cap Growth Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Mid-Cap Growth Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Mid-Cap Growth Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The Mid-Cap Growth Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Mid-Cap Growth Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Mid-Cap Growth Fund or its service providers may adversely impact and cause financial losses to the Mid-Cap Growth Fund or its shareholders. Issuers of securities in which the Mid-Cap Growth Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

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ETF Risk. The Mid-Cap Growth Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized Participants, Market Makers and Liquidity Providers Concentration Risk,” “Secondary Market Trading Risk,” and “Shares May Trade at Prices Other Than NAV Risk.”

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Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Mid-Cap Growth Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Mid-Cap Growth Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Mid-Cap Growth Fund Shares trading at a premium or discount to NAV. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

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Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, the Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Mid-Cap Growth Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Securities Lending Risk. The Mid-Cap Growth Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Mid-Cap Growth Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

Performance Information: The bar chart and performance table below illustrate the risks and volatility of an investment in the Mid-Cap Growth Fund. The Mid-Cap Growth Fund has adopted the performance of the MFAM Mid-Cap Growth Fund (the “Predecessor Fund”) as the result of a reorganization of the Predecessor Fund into the Mid-Cap Growth Fund (the “Reorganization”). Prior to the Reorganization, the Mid-Cap Growth Fund had not yet commenced operations. The Mid-Cap Growth Fund’s total net operating expense ratio is lower than the net operating expense ratio of the Predecessor Fund. Returns in the bar chart and table for the Predecessor Fund have not been adjusted.

The Predecessor Fund, a series of The RBB Fund, Inc. that operated as a publicly sold open-end mutual fund, commenced operations on December 21, 2016 by acquiring the assets and liabilities of the Motley Fool Great America Fund, a series of The Motley Fool Funds Trust (the “MFFT GA Predecessor Fund”), in exchange for shares of the Predecessor Fund. Accordingly, the performance information shown below for periods prior to December 21, 2016 is that of the MFFT GA Predecessor Fund, which was also a publicly-sold open-end mutual fund. The MFFT GA Predecessor Fund was also advised by the Adviser and had the same investment objective and strategies as the Mid-Cap Growth Fund and Predecessor Fund.

The bar chart shows the changes in performance of the Predecessor Fund from year to year. The table illustrates how the Predecessor Fund’s average annual total returns for the one-year, five-year and since-inception periods compare with those of a broad measure of market performance. Past performance, both before and after taxes, does not necessarily indicate how the Mid-Cap Growth Fund will perform in the future. Updated performance information is available online at www.fooletfs.com/resources.html.

Best Quarter: 30.42% in the quarter ended June 30, 2020
Worst Quarter: -20.15% in the quarter ended June 30, 2022

The Fund’s year-to-date total return for the nine months ended September 30, 2023 was 11.29%.

PERFORMANCE TABLE
(Average annual total returns for the periods ended December 31, 2022)

	1 Year	5 Years	Since Inception of Institutional Shares (June 17, 2014)
Return Before Taxes	-27.72%	3.15%	6.35%
Return After Taxes on Distributions	-27.72%	1.76%	5.34%
Return After Taxes on Distributions and Sale of Fund Shares	-16.41%	2.57%	5.15%
Russell Midcap Growth Total Return Index (reflects no deduction for fees, expenses or taxes)	-26.72%	7.64%	8.86%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Investment Adviser

Motley Fool Asset Management, LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with the Fund	Start Date with Predecessor Fund or MFFT Global Predecessor Fund
Bryan C. Hinmon, CFA®	Chief Investment Officer, Senior and Lead Portfolio Manager	2021	2014
Anthony L. Arsta, CFA®	Portfolio Manager	2021	2010
Nathan G. Weisshaar, CFA®	Portfolio Manager	2021	2014

Purchase and Sale of Fund Shares

Shares are listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Mid-Cap Growth Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.fooletfs.com. The median bid-ask spread for the Mid-Cap Growth Fund’s most recent fiscal year was 0.27%.

The Mid-Cap Growth Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 25,000 Shares, though this may change from time to time. The Mid-Cap Growth Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Mid-Cap Growth Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Mid-Cap Growth Fund’s investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Mid-Cap Growth Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Mid-Cap Growth Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Mid-Cap Growth Fund over another investment. Any such arrangements do not result in increased Mid-Cap Growth Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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